# Thorium Power, Ltd.

## Annual Shareholders' Meeting

June 29, 2009



**Seth Grae - President, Chief Executive Officer**

# Safe Harbor Statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements. These forward-looking statements may include the description of our plans and objectives for future operations, assumptions underlying such plans and objectives, statements regarding benefits of the proposed merger and other forward-looking terminology such as "may," "expects," "believes," "anticipates," "intends, "projects" or similar terms, variations of such terms or the negative of such terms.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks, as well as other risks associated with the merger, are more fully discussed in our annual report on form 10K and other relevant documents filed with the Securities and Exchange Commission after the filing of our latest annual report. Such information is based upon various assumptions made by, and expectations of, our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond our control and upon assumptions with respect to the future business decisions which are subject to change. Accordingly, there can be no assurance that actual results will meet expectations and actual results may vary (perhaps materially) from certain of the results anticipated herein.

# Agenda

**Seth Grae - President, Chief Executive Officer**

- Leveraging Global Trends and Nuclear is on the Rise
- Thorium an Untapped Source of Energy
- Thorium Power, Ltd. Overview
- Company History
- Thorium Power Today
- Vision, Mission and Values
- Corporate Strategy
- Operating/Corporate Highlights
- Fuel Development in Detail
- Fuel Markets
- Advisory and Consulting Services
- Legislative Overview
- Financial Overview
- Corporate Initiatives
- Conclusion

# Leveraging Global Trends

## World Energy Consumption



Developed Nations
(Billion Kilowatt hours)
3000
2500
2000
1500
1000
500
0
1990
2005
2006
2010
2015
2020
2025
2030
Total OECD



Developing Nations
(Billion Kilowatt hours)
1400
1200
1000
800
600
400
200
0
1990
2005
2006
2010
2015
2020
2025
2030
Total Non OECD



Total World
(Billion Kilowatt hours)
4500
4000
3500
3000
2500
2000
1500
1000
500
0
1990 2005 2006 2010 2015 2020 2025 2030
Total World

Sources: Energy Information Administration (EIA), International Energy Annual 2006 (June-December 2008); AEO2009 National Energy Modeling System; and World Energy Projections Plus (2009).

# Nucleiar is on the Rise

## Do you favor the use of nuclear to produce electricity in the U.S.?


Total % Favor
% Strongly Favor
57%
46%
56%
54%
56%
59%
21%
20%
19%
17%
22%
27%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Source: Gallop Poll, conducted March 2009

## Should your country start using or increase the use of nuclear power?


Yes
No
Yes, if concerns are addressed
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
India
China
USA
South Africa
World

Source: Accenture, conducted November 2008

Support for nuclear energy has risen to new high levels in the U.S. and abroad. Over 80% of Americans now favor if concerns are addressed.

# Thorium – An Untapped Source of Energy

- Naturally-occurring, slightly radioactive metal found in the earth's crust.
- Estimated to be 3X more abundant than all forms of Uranium combined.
- Large deposits in the U.S., India, Australia, Norway and many other countries.
- All mined thorium is potentially usable as fuel in a nuclear reactor, compared with 0.7% of natural uranium.



Monazite, a rare-earth-and-thorium phosphate mineral, is the primary source of the world's thorium

**First New Source of Energy in 60+ Years – Only One Company is Strategically Positioned to Exploit its Potential – Thorium Power, Ltd.**

# Thorium Power, Ltd. Overview

### Fuel Technology Development

- Leading developer of Thorium-based proliferation resistant nuclear fuel designs
- Addresses key nuclear concerns of proliferation, waste and supply



### Advisory Service – Nuclear Generation

- Industry leading team
- Comprehensive advisory services for nuclear programs



### Advisory Service – Nuclear Regulation

- Over combined 200 years of regulatory experience
- Advisory services on design, development and management of nuclear energy programs according to highest int'l standards



Thorium Power, Ltd. is the leading developer proliferation resistant nuclear fuels and a leading provider of comprehensive advisory services.

# Company History Includes Pioneers of Nuclear Industry

**Dr. Alvin Radkowsky: Inventor of Thorium Power's original fuel design**

- **First Chief Scientist U.S. Naval Nuclear Propulsion Program**
- **Team leader of first commercial nuclear power plant in the U.S.**
- **Instrumental in creation of civilian nuclear energy industry – origins of GE Nuclear and Westinghouse Nuclear**



***Dr. Alvin Radkowsky (left) receiving an award from the U.S. Atomic Energy Commission. Presented by Admiral H.G. Rickover.***



***Thorium Power seed and blanket fuel assembly model***

Dr. Radkowsky was a protégé of Edward Teller and Admiral Rickover.

# Thorium Power, Today

## Fuel Technology Development

- Led by Dr. Alexei Morozov – Head of Thorium Power Moscow office and nuclear scientist with more than 40 years of experience in the development of nuclear technology
- Three additional PhD's – all with comparable expertise



Moscow Staff



**Kurchatov Institute**

Entrance to the Institute with monument to Kurchatov - Russia's leading research and development institution in the field of Nuclear Energy.

**Thorium Power, Ltd. is the leading developer of proliferation resistant fuels**

# Thorium Power, Today

## Fuel Technology Development

**Key Russian entities currently involved in the project are listed below**

| Russian Entity | Function/Area of Expertise |
|---|---|
| Thorium Power – Moscow | Project leader; coordinates all technical activities in Russia |
| SOSNY R&D Co. | Project integration |
| Kurchatov Institute | Irradiation testing; TH facilities; other support activities |
| Bochvar Institute | Material science; metal fuel rod design |
| OKBM Nizhny Novgorod | VVER-1000 fuel assembly design; TH facilities |
| MSZ Electrostal | Ur-Zr seed and ThUO2 blanket fabrication |

Thorium Power has been developing its fuel designs in cooperation with premier Russian nuclear organizations since 1994.

# Thorium Power, Today

### Advisory Services - Nuclear Generation & Regulation

- Ernie Kennedy, in 33 year career with Westinghouse, as VP for New Plants, led the successful construction and installation of numerous nuclear power plants world-wide.



- Jon Johnson, who has 38 years of nuclear operational and regulatory experience, including as the Deputy Director, Nuclear Reactor Regulation for the Nuclear Regulatory Commission.



- Dr. Hans Blix - Formerly Director General at the IAEA and Executive Chairman of the UN Monitoring, Verification and Inspection Commission.

**Leveraging the strongest minds in the global nuclear industry**

# Vision & Mission

Thorium Power

## Vision

- **Thorium Power, Ltd.** will be a global leader in the deployment of safe, transparent and commercially viable non-proliferative civil nuclear generation programs.

## Mission

Thorium Power

To achieve our vision:

- We will become a world leader in the commercialization of non-proliferative low-waste fuel designs for existing and future civil power reactors.
- We will provide world-class strategic advisory services to governments and utilities seeking to develop non-proliferative civil nuclear power programs.

# Corporate Strategy

## Fuel Technology Development

- Develop thorium-based seed and blanket fuel designs for VVER and PWR reactors
- Launch and demonstrate the fuel technology in markets best suited for our advanced fuel designs – Thorium receptive and VVER-based, i.e., India
- Leverage the VVER deployment to commercialize and gain market share in the PWR market in partnership with major fuel fabricators

## Advisory Services

- Build upon success with UAE as global model for nuclear power deployment
- Target governments/commercial entities in countries seeking to improve or build nuclear infrastructure
- Leverage Strategic Advisory Council and Technical Advisory Board to cultivate new relationships

Thorium Power, Ltd. has executable, well-defined strategies to address market opportunities

# Operating/Corporate Highlights

## Fuel Technology Milestones

- Successful completion of Lead Test Assembly Program Plan
- Completed conceptual PWR fuel assembly design
- Prepared long-term technology commercialization plan
- Legislative Initiatives
- Russian Branch

## Advisory Services Milestones

- Entered into multiple five-year agreements to provide strategic advice for planning and implementation of nuclear energy with United Arab Emirates
- Target governments/commercial entities in countries seeking to improve or build nuclear infrastructure
- Abu Dhabi and UK Branch Offices

Thorium Power, Ltd. continues to successfully execute its corporate strategy as we strive to achieve our vision

# Fuel Development in Detail








# Fuel Development in Detail







# Executive Overview – Fuel Designs

| | |
|---|---|
| Proliferation resistance | • No weapons usable materials produced<br>• Reduced of political risk |
| Waste volume and storage time reduction | • Approx. 50% reduction of spent fuel volume<br>• Approx. 70% less spent fuel weight<br>• Approx. 90% reduction of  long-term radio-toxicity of spent fuel |
| Supply flexibility | • Ability to utilize thorium reserves<br>• Mitigates fuel price volatility<br>• Reduces uranium supply risk |

# Summary of VVER Fuel Development Process

| | |
|---|---|
| **Phase I: Conceptual Design completed** | • Define new product and economic feasibility<br>• Develop project plan |
| **Phase II: Preliminary Design completed** | • Preliminary design and fabrication process and validation |
| **Phase III: Detailed Design** | • Detailed design and fabrication process and review |
| **Phase IV: Full-Scale Product Testing & Validation** | • Regulatory licensing of lead test assembly<br>• Host reactor/fabrication and irradiation of lead test assemblies/examination after each cycle |
| **Phase V: Commercial Implementation** | • Regulatory licensing for commercial implementation<br>• License fuel technology to commercial fuel fabricator<br>• Commercial implementation in nuclear power plants |

Fuel design foundation has been established; development moving toward regulatory licensing and product testing through 2017

# VVER 1000 Fuel Design Overview – Phase I

**Phase I: Conceptual Design Completed**

- Define New Product: Identify key fuel design criteria and generate one or more fuel design concepts that could meet the selected key fuel design criteria
- Perform Feasibility Study: Evaluate technical feasibility of the selected design concept and its ability to meet the design criteria
- Estimate Costs & Market: Define market potential and estimate preliminary fuel development costs
- Develop Project Plan: Formulate a preliminary project plan outlining key development activities, costs, and timelines
- Review Project Feasibility: Confirm project feasibility from a technical and commercial standpoint

**Conceptual design phase was completed at year-end 2001**

# VVER 1000 Fuel Design Overview – Phase II

**Phase II: Preliminary Design Completed**

- **Preliminary Design and Fabrication Process:**
  - **Develop preliminary fuel assembly design and conduct scoping tests to validate design parameters.**
  - **Develop preliminary fabrication process, establish a lab-scale fabrication facility, and fabricate initial fuel samples and mockups for testing.**
- **Validate Preliminary Design & Fabrication Process: Review preliminary design and fabrication process to validate selected design solutions and fabrication technology**

Preliminary design phase was validated and largely completed at year-end 2008

# VVER 1000 Fuel Design Overview – Phase III

**Phase III: Detailed Design**

- **Detailed Design Process: Develop detailed fuel assembly design and conduct advanced testing in test facilities to validate detailed design parameters.**
- **Detailed Fabrication Process: Develop fabrication process for lead test assemblies and fabricate fuel samples and mockups for advanced testing in test facilities.**
- **Perform Detailed Design & Fabrication Process Review: Review detailed design and fabrication process to validate final design solutions and fabrication technology.**

Detailed design phase provides final product design documentation required for regulatory approval

# VVER 1000 Fuel Design Overview – Phase IV

**Phase IV: Full-Scale Product Testing & Validation**

- **Regulatory Licensing for Lead Test Assemblies: Official certification of fuel assembly design by a nuclear regulatory authority and clearance for lead test assembly testing**
- **Fabrication of Lead Test Assemblies: Fabrication and delivery of lead test assemblies to the host reactor site**
- **Conduct Lead Test Assembly Testing: Complete host reactor activities and conduct operation and post-irradiation examination of lead test assemblies in commercial reactor**
- **Finalize Design & Fabrication Process Based on Performance Data: Review fuel performance data based on post-irradiation examination of lead test assemblies and finalize design & fabrication process**

Final product testing in a commercial reactor required for commercial implementation

# VVER 1000 Fuel Design Overview – Phase V

**Phase V: Commercial Implement-ation**

- **Regulatory Licensing for Partial and Full Core Implementation: Official certification of fuel assembly design by a nuclear regulatory authority and clearance for partial and full core implementation in commercial nuclear power plants**
- **Establish Industrial Scale Manufacturing Facility: Institute industrial scale manufacturing facility for fabrication of fuel assemblies for partial and full core implementation in commercial nuclear power plants**
- **Fabricate and Deliver First Fuel Reload to Nuclear Power Plant: Fabricate and deliver fuel assemblies for fuel reload to the host reactor site**

Full commercialization achieved through licensing of fuel technology in partnership with a major fuel fabricator

# VVER-1000 Fuel Development Program: Baseline Program Schedule (1)

| | 1994-1997 | 1997-2000 | 2000-2003 | 2003-2006 | 2006-2009 | 2009-2012 |
|---|---|---|---|---|---|---|
| **Phase I – Conceptual Design:** | | | | | | |
| Technical Feasibility Study / VVER-1000 | | | | | | |
| Key Fuel Technologies & Reactor Design Compatibility | | | | | | |
| Licensing Activities for Thorium Use | | | | | | |
| **Phase II – Preliminary Design:** | | | | | | |
| Preliminary Design – Mockups for Out of Reactor Testing | | | | | | |
| Development of Fabrication Technology | | | | | | |
| Fabrication of Sample Fuel Rods | | | | | | |
| Capsule Irradiation of Fuel Samples in the Test Reactor | | | | | | |
| Preliminary Design Analysis for Fuel Assembly | | | | | | |
| Development of Lead Test Assembly Program | | | | | | |
| **Approximate Technology Development Costs by Phase*** | **$1.8** | **$1.7** | **$1.7** | **$2.7** | **$2.1** | **$1.1** |

*Includes corporate R&D expenditures and US government grants

**Total Development Cost to Date: $10M**

2009

# VVER-1000 Fuel Development Program: Baseline Program Schedule (2)

| | 2009-2012 | 2012-2015 | 2015-2018 | 2018-2021 |
|---|---|---|---|---|
| **Phase III – Detailed Design:** | | | | |
| Loop Irradiation of Fuel Samples in the Test Reactor | | | | |
| Detailed Design Analysis for Fuel Assembly | | | | |
| Detailed Design – Mockups for Out of Reactor Testing | | | | |
| Fabrication Process Design for Lead Test Assembly | | | | |
| **Phase IV – Full Scale Product Testing and Validation:** | | | | |
| Regulatory Licensing of Lead Test Assembly | | | | |
| Host Reactor/Fabrication of Lead Test Assemblies/ Irradiation of Lead Test Assemblies/Examination After Each Cycle | | | | |
| **Phase V – Commercial Implementation:** | | | | |
| License Fuel Technology to Commercial Fuel Fabricator | | | | |
| Establish Industrial Scale Fabrication Facility | | | | |
| Regulatory Licensing for Commercial Implementation | | | | |
| Commercial Implementation in Nuclear Power Plants | | | | |
| Approximate Technology Development Costs by Phase* | $7.8 | $6.1 | $2.0 | |

*Includes estimated R&D expenditures for Thorium Power-led work

Activities led by Thorium Power

Activities led by the fuel fabricator

**Estimated Future R&D Costs: $17M ($15.9M + $1.1M remaining from Phase II)**

# PWR Fuel Development Program: Baseline Program Schedule (1)

| | 2006-2008 | 2008-2010 | 2010-2012 | 2012-2014 | 2014-2016 | 2016-2018 |
|---|---|---|---|---|---|---|
| **Phase I – Conceptual Design:** | | | | | | |
| Technical Feasibility Study / PWR | | | | | | |
| Estimate Costs & Market | | | | | | |
| Develop Project Plan | | | | | | |
| **Phase II – Preliminary Design:** | | | | | | |
| Preliminary Design Analysis for Fuel Assembly | | | | | | |
| Preliminary Fuel Fabrication Process Development | | | | | | |
| Preliminary Design – Mockups for Out of Reactor Testing | | | | | | |
| Fabrication of Sample Fuel Rods | | | | | | |
| Capsule Irradiation of Fuel Samples in the Test Reactor | | | | | | |
| **Approximate Technology Development Costs by Phase*** | **$0.3** | **$0.7** **$1.0** | **$1.2** | | | |

*Includes corporate R&D expenditures and US government grants

2009

**Total Development Cost to Date: $1.3M**

Thorium Power, Ltd.

# PWR Fuel Development Program: Baseline Program Schedule (2)

| | 2009-2010 | 2010-2012 | 2012-2014 | 2014-2016 | 2016-2018 |
|---|---|---|---|---|---|
| **Phase III – Detailed Design:** | | | | | |
| Detailed Design Analysis for Fuel Assembly | | | | | |
| Loop Irradiation of Fuel Samples in the Test Reactor | | | | | |
| Detailed Design – Mockups for Out of Reactor Testing | | | | | |
| Fabrication Process Design for Lead Test Assembly | | | | | |
| **Phase IV – Full Scale Product Testing and Validation:** | | | | | |
| Regulatory Licensing for Lead Test Assembly | | | | | |
| Establish Pilot Fabrication Line for Lead Test Assembly | | | | | |
| Host Reactor/Fabrication of Lead Test Assemblies/ Irradiation of Lead Test Assemblies/Examination After Each Cycle | | | | | |
| **Phase V – Commercial Implementation:** | | | | | |
| License Fuel Technology to Commercial Fuel Fabricator | | | | | |
| Establish Industrial Scale Fabrication Facility | | | | | |
| Regulatory Licensing for Commercial Implementation | | | | | |
| Commercial Implementation in Nuclear Power Plants | | | | | |
| **Approximate Technology Development Costs by Phase*** | **$0.1** | **$5.0** | **$12.6** | **$0.5** | **$0.9** |

**Estimated Future R&D Costs: $23.7M**
**($21.5M + $2.2M remaining from Phase II)**

*Includes estimated R&D expenditures for Thorium Power-led work

Activities led by Thorium Power
Activities led by the fuel fabricator

# Addressable VVER Fuel Market (India Market Only)

| | A | B | C | D | E | F |
|---|---|---|---|---|---|---|
| 1 | Forecasted PWR Opportunities | Total # of Units | Total Annualized Fuel Market Value* | Market Share Assumptions | Thorium Baseline Annualized Fuel Spend | Thorium Power Baseline Annual Licensing Revenue** |
| 2 | Existing / Under Construction Reactors | 2 | $ 80 M | 0% – 50% | $ 0M – $ 40 M | $ 0M – $ 2M |
| 3 | Planned Reactors | 4 | $ 160 M | 25% – 50% | $ 40M – $ 80 M | $ 2M – $ 4M |
| 4 | Proposed Reactors | 4 | $ 160 M | 25% – 50% | $ 40M – $ 80 M | $ 2M – $ 4M |
| 5 | **Totals** | | **$ 400 M** | | **$ 80M – $ 200 M** | **$ 4 M- $ 10M** |

* Assumes $40M annualized fuel spend per year per reactor
** Assumes Thorium Power revenues are 5% of customers annualized fuel spend through licensing contracts

**Success in India's nuclear market would validate our fuel designs and positions Thorium Power, Ltd. to capture greater opportunities in the PWR market**

# Global PWR Market



69
28
5
North America
5
2
1
South America
92
14
2
Europe
41
3
1
Middle East & Africa
17
5
India
72
7
4
China
18
19
4
SE Asia (including S. Korea)

Reactors in operation (191 total)

Under construction and planned (22 total)

Proposed (196 total)

* Does not include VVER reactors

** Eastern Europe (including Russia) and Japan are not considered significant target market segments for insertion of Thorium fuel into "Western-style" PWRs at this time. source: World Nuclear Association

**To meet worldwide energy demand requires clean, reliable nuclear energy that also addresses proliferation and waste concerns**

# Addressable PWR Fuel Market

| | A | B | C | D | E | F |
|---|---|---|---|---|---|---|
| | Forecasted PWR Opportunities | Total # of Units | Total Annualized Fuel Market Value* | Market Share Assumptions | Thorium Baseline Annualized Fuel Spend | Thorium Power Baseline Annual Licensing Revenue** |
| 1 | Existing / Under Construction Reactors | 195 | $ 7.8 B | 5% – 10% | $390M – $780M | $ 20M – $ 39M |
| 2 | Planned Reactors | 37 | $ 1.5 B | 5% – 15% | $ 74M – $ 222M | $ 4M – $ 11M |
| 3 | Proposed Reactors | 122 | $4.9 B | 10% – 20% | $488M – $976M | $ 24M – $ 49M |
| 4 | **Totals** | | **$ 14.2 B** | | **$ 952M – $ 2.0B** | **$ 48M – $ 99M** |

* Assumes $40M annualized fuel spend per year per reactor

** Assumes Thorium Power revenues are 5% of customers annualized fuel spend through licensing contracts

**PWR market represents greatest market opportunity for Thorium Power, Ltd. and fabrication partner**

# Advisory and Consulting Services



# Advisory Services Core Strengths

**Unbiased Advice and Strategic Planning**

- Experienced team of nuclear professionals
- Comprehensive design for nuclear program and related infrastructure

**Program Assessment**

- Technology analysis and site-specific adaptability
- Contractor, materials, and equipment evaluation

**Regulatory Compliance**

- State-of-the-art nuclear regulatory program design
- Regulatory best practice implementation

Thorium Power, Ltd. provides an unrivaled team of expert analysts and industry practitioners to work with clients establishing a nuclear power program

# Legislative Overview



# Key Legislation – Supportive Government Action

## Reid-Hatch Thorium Energy Independence and Security Act of 2008

- Thorium Action Group
  - Thorium Power, Westinghouse, GE
- Benefits of the Bill
  - U.S. government support of Thorium-based nuclear fuel development
  - Provides for necessary research and licensing funding
  - Increases international cooperation

## Global 123 Agreements

- UAE
- India
- Benefits of 123 Agreements
  - Bilateral U.S. government support for a country's civilian nuclear energy program
  - Provides presumptive legal authorization to conduct business
  - Levels competitive environment with foreign nuclear service and technology providers



Global government policies moving favorably towards Thorium Power, Ltd.'s vision and mission

# Financial Overview



# 2008 Financial Results – Income Statement

| | For years ended December 31, | |
|---|---|---|
| ($000, except per share amounts) | 2008 | 2007 |
| Total Revenue | $22,220 | $ — |
| Cost of Consulting Services Provided | 11,089 | — |
| Gross Margin | 11,131 | — |
| Total Operating Expenses | 14,174 | 11,761 |
| Operating Loss | (3,042) | (11,761) |
| Net Loss | (2,859) | (11,453) |
| Net Loss per Common Share and Diluted | $(0.01) | $(0.04) |
| Weighted Average Number of Shares Outstanding for the Period Used to Compute per Share Data | 300,071 | 296,667 |

# 2008 Financial Results – Balance Sheet

**As of December 31, 2008 ($000)**

| | | |
|---|---|---|
| Cash and cash equivalents | $ | 5,580 |
| Total Current Assets | $ | 11,982 |
| Total Assets | $ | 12,467 |
| | | |
| Total Current Liabilities | $ | 5,139 |
| Total Liabilities | $ | 5,139 |
| | | |
| Total Stockholders' Equity | $ | 7,308 |
| Total Liabilities and Shareholders Equity | $ | 12,467 |

Clean capital structure with no debt

# Corporate Initiatives



# 2009 Corporate Initiatives – Senior Exchange

- Goal
  - List on a senior exchange
- Become accessible to a wider audience of investors
  - Mutual funds
  - Exchange traded funds
  - Industry indices (i.e., WNA Nuclear Index)
- Timing planned around market conditions and corporate events for second half 2009
  - Management has shareholder consent for reverse split to facilitate a listing until December 12, 2009

**Broader Market Following**

# 2009 Corporate Initiatives – Lightbridge

- Company's mission is bigger than "thorium"
  - Safe, clean and responsible nuclear power
- Corporate evolution
  - More than fuel; more than thorium
- Branding program will help the Company enhance its corporate reputation and energize stakeholders
- Second half 2009 event to coincide with senior exchange listing

Lightbridge

Lightbridge brand reflects our broadened capabilities and unique mission

# Conclusion



# Nuclear Energy for the 21st Century

- **World class technology and advisory services to provide clean, safe, non-proliferative nuclear generation**
- **New, untapped, readily available source of energy – Thorium**
  - **Reduced reliance on Uranium**
- **Comprehensive technology development and commercialization strategy**
  - **Only developer of advanced nuclear fuels that address proliferation and waste**
- **Experienced management and technology team**

Uniquely positioned nuclear solutions company

# Q&A